UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 29, 2019

ECO ENERGY TECH ASIA, LTD.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-37630	47-3444723
(Commission File Number)	(IRS Employer Identification No.)

Unit 503, 5/F, Silvercord Tower 2, 30 Canton Road, TST, Kowloon, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

(852) 91235575

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 29, 2019, Eco Energy Tech Asia, Inc. (the “Company”), the Company converted $60,000 of debt in the outstanding amount of $3,456,918 , owed by the Company to Yuen May Cheung, its sole Director and Chief Executive officer, into 6,000,000 shares of the common stock of the Company at a conversion price of $0.01 per share.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the debt conversion described in Item 2.03 of this Report, on October 29 1, 2019, the Company issued 6,000,000 shares of its common stock to Yuen May Cheung, its sole Director and Chief Executive officer, at a conversion price of $0.01 per share.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO ENERGY TECH ASIA, LTD

Date: October 31, 2019	By:	/s/ Yuen May Cheung
Yuen May Cheung
Chief Executive Officer

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